 Exhibit (a)(1)(ii)
Letter of Transmittal
to Tender Shares of Common Stock
of
Y-MABS THERAPEUTICS, INC.
At
$8.60 Per Share
To
YOSEMITE MERGER SUB, INC.
a wholly owned subsidiary of
PERSEUS BIDCO US, INC.
THE OFFER AND WITHDRAWAL RIGHTS WILL EXPIRE ONE MINUTE FOLLOWING 11:59 P.M., EASTERN TIME, ON SEPTEMBER 15, 2025, UNLESS THE OFFER IS EXTENDED OR EARLIER TERMINATED.
The Depositary for the Offer is:
Method of delivery is at the option and risk of the owner thereof. See Instruction 2. Mail or deliver this Letter of Transmittal to:
If delivering Shares by mail: Equiniti Trust Company, LLC Operations Center Attn: Reorganization Department P.O. Box 525 Ridgefield Park, New Jersey 07660
If delivering Shares by hand, express mail, courier or any other expedited mail service:
Equiniti Trust Company, LLC
55 Challenger Road
Suite # 200
Ridgefield Park, New Jersey 07660
Attn: Reorganization Department

Phone: Toll-free (877) 248-6417
(718) 921-8317
Fax (718) 765-8758
DESCRIPTION OF SHARES TENDERED
Name(s) and Address(es) of Registered Stockholder(s) (If blank, please fill in name(s) and address)	Shares Tendered* (attach additional list if necessary)
Book Entry Shares Tendered
Total Shares
* Unless otherwise indicated, it will be assumed that all Shares described in the chart above are being tendered.

The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.
Delivery of this Letter of Transmittal to an address other than as set forth above for the Depositary will not constitute valid delivery. You must sign this Letter of Transmittal in the appropriate space provided below, with signature guarantee (if applicable), and complete the Internal Revenue Service (“IRS”) Form W-9 set forth below or the applicable IRS Form W-8, if required.
All questions regarding the Offer should be directed to the Information Agent, MacKenzie Partners, Inc., at (800) 322-2885 or the address set forth on the back page of the Offer to Purchase. If you would like additional copies of this Letter of Transmittal or any of the other offering documents, you should contact the Information Agent MacKenzie Partners, Inc., at (800) 322-2885.
The Offer is not being made to (nor will tenders be accepted from or on behalf of) holders of Shares in any jurisdiction in which the making of the Offer or the acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction.
This Letter of Transmittal is being delivered to you in connection with the tender offer by Yosemite Merger Sub, Inc., a Delaware corporation (“Purchaser”) and a wholly owned subsidiary of Perseus BidCo US, Inc., a Delaware corporation (“Parent”), to purchase all of the outstanding shares of common stock, par value $0.0001 per share (the “Shares”), of Y-mAbs Therapeutics, Inc., a Delaware corporation (the “Company”), for $8.60 per Share in cash, without interest, subject to any applicable withholding of taxes (the “Offer Price”), on the terms and subject to the conditions set forth in the Offer to Purchase (as it may be amended or supplemented from time to time, the “Offer to Purchase”) and in this Letter of Transmittal (as it may be amended or supplemented from time to time, the “Letter of Transmittal”) and the related Notice of Guaranteed Delivery (as it may be amended or supplemented from time to time, the “Notice of Guaranteed Delivery”) (which three documents, together with other related materials, collectively constitute the “Offer”).
The Offer expires at the Expiration Time. “Expiration Time” means one minute following 11:59 p.m., Eastern Time, on September 15, 2025, unless extended or earlier terminated as permitted by the Agreement and Plan of Merger, dated as of August 4, 2025, by and among Parent, Purchaser, the Company and, solely for the purposes of Section 5.16 and Article 8 thereof, Stark International Lux, a Luxembourg société à responsabilité limitée (“Ultimate Parent”) (as it may be amended or otherwise modified from time to time, the “Merger Agreement”). In the event that the Offer is extended pursuant to and in accordance with the Merger Agreement, then the term “Expiration Time” means such subsequent time.
You should use this Letter of Transmittal to deliver to Equiniti Trust Company, LLC (the “Depositary”) Shares held in book-entry form on the books of the Company or its stock transfer agent, for tender. If you are delivering your Shares by book-entry transfer to an account maintained by the Depositary at The Depository Trust Company (“DTC”), you must use an Agent’s Message (as defined in Instruction 2 below). Delivery of documents to DTC will not constitute delivery to the Depositary.
The Offer is not being made to (nor will tenders of Shares be accepted from or on behalf of) stockholders in any jurisdiction where it would be illegal to do so. In any jurisdiction where applicable laws or regulations require the Offer to be made by a licensed broker or dealer, the Offer shall be deemed to be made on behalf of Purchaser by one or more registered brokers or dealers licensed under the laws or regulations of such jurisdiction to be designated by Purchaser.
☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE ACCOUNT MAINTAINED BY THE DEPOSITARY, AND COMPLETE THE FOLLOWING (NOTE THAT ONLY FINANCIAL INSTITUTIONS THAT ARE PARTICIPANTS IN THE SYSTEM OF DTC MAY DELIVER SHARES BY BOOK-ENTRY TRANSFER):

Name of Tendering Institution:
Account Number: Transaction Code Number:

PLEASE NOTE — IF YOU HOLD YOUR SHARES IN BOOK-ENTRY FORM AT DTC, YOU ARE NOT OBLIGATED TO SUBMIT THIS LETTER OF TRANSMITTAL BUT THE FOLLOWING MUST BE “RECEIVED” (AS DEFINED IN SECTION 251(H)(6) OF THE DELAWARE GENERAL CORPORATION LAW (“DGCL”)) BY THE DEPOSITARY BEFORE THE OFFER EXPIRES: (1) A BOOK-ENTRY CONFIRMATION, (2) AN AGENT’S MESSAGE IN LIEU OF THE LETTER OF TRANSMITTAL AND (3) ANY OTHER DOCUMENTS REQUIRED BY THE LETTER OF TRANSMITTAL.
☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY, AND COMPLETE THE FOLLOWING:

Name(s) of Registered Holder(s):
Window Ticket Number (if any):
Date of Execution of Notice of Guaranteed Delivery:
Name of Institution that Guaranteed Delivery:
You must sign this Letter of Transmittal in the appropriate space provided below and complete the enclosed IRS Form W-9, or, if you are a stockholder that is not a U.S. person for U.S. federal income tax purposes (as described below in “U.S. Federal Backup Withholding”), provide an appropriate and properly completed IRS Form W-8, available from the Depositary or the IRS website at http://www.irs.gov. Stockholders that are not U.S. persons or that have questions regarding their status for U.S. federal income tax purposes should consult their tax advisors to determine which IRS Form is appropriate.
NOTE: SIGNATURES MUST BE PROVIDED BELOW. PLEASE READ THE
ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:
The undersigned hereby tenders to Yosemite Merger Sub, Inc., a Delaware corporation (“Purchaser”) and a wholly owned subsidiary of Perseus BidCo US, Inc., a Delaware corporation (“Parent”), the above-described shares of common stock, par value $0.0001 per share (the “Shares”), of Y-mAbs Therapeutics, Inc., a Delaware corporation (the “Company”), for $8.60 per Share in cash, without interest, subject to any applicable withholding of taxes (the “Offer Price”), on the terms and subject to the conditions set forth in the Offer to Purchase (as it may be amended or supplemented from time to time, the “Offer to Purchase”) and in this Letter of Transmittal (as it may be amended or supplemented from time to time, the “Letter of Transmittal”) and the related Notice of Guaranteed Delivery (as it may be amended or supplemented from time to time, the “Notice of Guaranteed Delivery”) (which three documents, together with other related materials, collectively constitute the “Offer”).
The Offer expires at the Expiration Time. “Expiration Time” means one minute following 11:59 p.m., Eastern Time, on September 15, 2025, unless extended or earlier terminated as permitted by the Agreement and Plan of Merger, dated as of August 4, 2025, by and among Parent, Purchaser, the Company and, solely for the purposes of Section 5.16 and Article 8 thereof, Stark International Lux, a Luxembourg société à responsabilité limitée (“Ultimate Parent”) (as it may be amended or otherwise modified from time to time, the “Merger Agreement”). In the event that the Offer is extended pursuant to and in accordance with the Merger Agreement, then the term “Expiration Time” means such subsequent time.
On the terms and subject to the conditions of the Offer (including, if the Offer is extended or amended, the terms and conditions of such extension or amendment), subject to, and effective upon, acceptance for payment of the Shares validly tendered herewith and not validly withdrawn on or prior to the Expiration Time in accordance with the terms of the Offer, the undersigned hereby sells, assigns and transfers to, or upon the order of, Purchaser, all right, title and interest in and to all of the Shares being tendered hereby and any and all dividends, distributions, rights, other Shares or other securities issued or issuable in respect of such Shares on or after the date hereof (collectively, “Distributions”). In addition, the undersigned hereby irrevocably appoints Purchaser as the true and lawful agent and attorney-in-fact and proxy of the undersigned with respect to such Shares and any and all Distributions with full power of substitution (such proxies and power of attorney being deemed to be an irrevocable power coupled with an interest in the tendered Shares and any Distributions) to the full extent of such stockholder’s rights with respect to such Shares and any Distributions (i) to deliver any and all Distributions, or transfer of ownership of such Shares and any and all Distributions on the account books maintained by The Depository Trust Company (“DTC”), together, in either such case, with all accompanying evidence of transfer and authenticity, to or upon the order of Purchaser, (ii) to present such Shares and any and all Distributions for transfer on the books of the Company and (iii) to receive all benefits and otherwise exercise all rights of beneficial ownership of such Shares and any and all Distributions, all upon the terms and subject to the conditions of the Offer.
By executing this Letter of Transmittal (or taking action resulting in the delivery of an Agent’s Message (as defined in Section 3 of the Offer to Purchase)), the undersigned hereby irrevocably appoints each of the designees of Purchaser the attorneys-in-fact and proxies of the undersigned, each with full power of substitution, to the full extent of such stockholder’s rights with respect to the Shares tendered hereby and not properly withdrawn which have been accepted for payment and with respect to any and all Distributions. The designees of Purchaser will, with respect to such Shares and Distributions, be empowered to exercise all voting and any other rights of such stockholder, as they, in their sole discretion, may deem proper at any annual, special, adjourned or postponed meeting of the Company stockholders, by written consent in lieu of any such meeting or otherwise as such designee, in its, his or her sole discretion, deems proper with respect to all Shares and any and all Distributions. This proxy and power of attorney will be irrevocable and coupled with an interest in the tendered Shares and any and all Distributions. Such appointment is effective when, and only to the extent that, Purchaser accepts the Shares tendered with this Letter of Transmittal for payment pursuant to the Offer. Upon the effectiveness of such appointment, without further action, all prior powers of attorney, proxies and consents given by the undersigned with respect to such Shares and any and all associated Distributions (other than prior powers of attorney, proxies or consent given by the undersigned to Purchaser or the Company) will be revoked, and no subsequent powers of attorney, proxies, consents or revocations (other than powers of attorney, proxies, consents or revocations given to Purchaser or the Company) may be given (and, if given, will not be deemed effective).

The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer any and all of the Shares tendered hereby and any and all Distributions and, when the same are accepted for payment by Purchaser, Purchaser will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances, and that the same will not be subject to any adverse claim. The undersigned hereby represents and warrants that the undersigned is the registered owner of the Shares, or the undersigned is a participant in DTC whose name appears on a security position listing as the owner of the Shares. The undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or Purchaser to be necessary or desirable to complete the sale, assignment and transfer of any and all of the Shares tendered hereby and any and all Distributions. In addition, the undersigned will promptly remit and transfer to the Depositary for the account of Purchaser any and all Distributions in respect of any and all of the Shares tendered hereby, accompanied by appropriate documentation of transfer and, pending such remittance and transfer or appropriate assurance thereof, Purchaser will be entitled to all rights and privileges as owner of any such Distributions and may withhold the entire Offer Price or deduct from such Offer Price the amount or value thereof, as determined by Purchaser in its sole discretion.
It is understood that the undersigned will not receive payment for the Shares unless and until the Shares are accepted for payment and until, in the case of Shares held in book-entry form, ownership of Shares is validly transferred on the account books maintained by DTC, and until the same are processed for payment by the Depositary.
It is understood that the method of delivery of the Shares and all other required documents (including delivery through DTC) is at the election and risk of the undersigned and that the risk of loss of such Shares and other documents will pass only when they are actually “received” (as defined in Section 251(h)(6) of the DGCL) by the Depositary (including, in the case of a book-entry transfer of Shares, by Book-Entry Confirmation with respect to such Shares). If such delivery is by mail, it is recommended that the Shares, the Letter of Transmittal and all other required documents be sent by properly insured registered mail with return receipt requested. In all cases, sufficient time should be allowed to ensure timely delivery.
All authority conferred or agreed to be conferred pursuant to this Letter of Transmittal will not be affected by, and will survive, the death or incapacity of the undersigned and any obligation of the undersigned hereunder will be binding upon the heirs, executors, administrators, trustees in bankruptcy, personal representatives, successors and assigns of the undersigned. Except upon the terms and subject to the conditions of the Offer, including as stated in Section 4 “— Withdrawal Rights of the Offer to Purchase,” this tender is irrevocable.
The undersigned understands that the acceptance for payment by Purchaser of Shares tendered pursuant to one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute a binding agreement between the undersigned and Purchaser upon the terms and subject to the conditions of the Offer. The undersigned recognizes that under certain circumstances, upon the terms and subject to the conditions of the Offer, Purchaser may not be required to accept for payment any of the Shares tendered hereby.
Unless otherwise indicated herein under “Special Payment Instructions,” please issue the check for the Offer Price in the name(s) of the registered owner(s) appearing under “Description of Shares Tendered.” Similarly, unless otherwise indicated under “Special Delivery Instructions,” please mail the check for the Offer Price to the address(es) of the registered owner(s) appearing under “Description of Shares Tendered.”
In the event that both the Special Delivery Instructions and the Special Payment Instructions are completed, please issue the check for the Offer Price and deliver such check to the person or persons so indicated. Unless otherwise indicated herein in the box titled “Special Payment Instructions,” please credit any Shares validly tendered hereby or by an Agent’s Message and delivered by book-entry transfer, but which are not purchased, by crediting the account at DTC designated above. The undersigned recognizes that Purchaser has no obligation pursuant to the Special Payment Instructions to transfer any Shares from the name of the registered owner thereof if Purchaser does not accept for payment any of the Shares so validly tendered.

SPECIAL PAYMENT INSTRUCTIONS (See Instructions 1, 4, 5, and 7)
To be completed ONLY if the check for the Offer Price in consideration of Shares validly tendered and accepted for payment is to be issued in the name of someone other than the undersigned or if Shares validly tendered by book-entry transfer which are not accepted for payment are to be returned by credit to an account maintained at DTC other than that designated above.
Issue:
☐ Check and/or
☐ Shares to:
Name (Please Print)
Address
(Include Zip Code)
(Tax Identification or Social Security Number) (Please additionally complete IRS Form W-9 (attached) or the applicable IRS Form W-8, available at irs.gov)

SPECIAL DELIVERY INSTRUCTIONS (See Instructions 1, 4, 5, and 7)
To be completed ONLY if the check for the Offer Price in consideration of Shares validly tendered and accepted for payment is to be sent to someone other than the undersigned or to the undersigned at an address other than that shown in the box titled “Description of Shares Tendered” above.
Deliver:
☐ Check and/or
☐ Shares to:
☐ Please check here if address change is permanent.
Name (Please Print)
Address
(Include Zip Code)

IMPORTANT — SIGN HERE
Signature(s) of Stockholder(s):
Dated:
(Must be signed by registered owner(s) exactly as name(s) appear(s) on a security position listing or by person(s) authorized to become registered holder(s) by documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of a corporation or others acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5. For information concerning signature guarantees, see Instruction 1.)
Name:	(Please Print)
Capacity (Full Title):
Address:	(Include Zip Code)
Area Code and Telephone Number:
Tax Identification or Social Security No:
(Please additionally complete IRS Form W-9 (attached) or the applicable IRS Form W-8, available at irs.gov)
GUARANTEE OF SIGNATURE(S)
(For use by Eligible Institutions only;
see Instructions 1 and 5)

Name of Firm:
Address:	(Include Zip Code)
Authorized Signature:
Name:	(Please Print)
Area Code and Telephone Number:
Dated:
Place medallion guarantee in space below:

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Offer
1.   Guarantee of Signatures for Shares.   No signature guarantee is required on this Letter of Transmittal (a) if this Letter of Transmittal is signed by the registered holder(s) (which term, for purposes of this Section 1, includes any participant in DTC’s systems whose name appears on a security position listing as the owner of the Shares) of the Shares tendered therewith, unless such holder or holders have completed either the box entitled “Special Delivery Instructions” or the box entitled “Special Payment Instructions” within this Letter of Transmittal or (b) if the Shares are tendered for the account of a financial institution (including most commercial banks, savings and loan associations and brokerage houses) that is a member in good standing of the Security Transfer Agents Medallion Program or any other “eligible guarantor institution,” as such term is defined in Rule 17Ad-15 of the Securities Exchange Act of 1934, as amended (together with the rules and regulations promulgated thereunder, the “Exchange Act”) (each an “Eligible Institution” and collectively “Eligible Institutions”) (for example, the Security Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program and the Stock Exchanges Medallion Program). In all other cases, all signatures on this Letter of Transmittal must be guaranteed by an Eligible Institution. See Instruction 5.
2.   Requirements of Tender.   In order for Shares to be validly tendered pursuant to the Offer, one of the following procedures must be followed:
For Shares held in book-entry form on the books of the Company, a properly completed and duly executed Letter of Transmittal, together with any required signature guarantees, and any other required documents, must be “received” (as defined in Section 251(h)(6) of the DGCL) by the Depositary at the appropriate address set forth on the front page of this Letter of Transmittal, and such Shares must be delivered according to the book-entry transfer procedure (as set forth in Section 3 of the Offer to Purchase), before the Offer expires.
For Shares held in “street” name in book-entry form, an Agent’s Message in lieu of this Letter of Transmittal and a timely confirmation of a book-entry transfer of Shares into the Depositary’s account at DTC (a “Book-Entry Confirmation”) must be “received” (as defined in
Section 251(h)(6) of the DGCL) by the Depositary before the Offer expires. Stockholders holding Shares in “street” name in book-entry form need not complete a Letter of Transmittal.
The term “Agent’s Message” means a message transmitted through electronic means by DTC in accordance with the normal procedures of DTC to, and received by, the Depositary and forming part of a Book-Entry Confirmation, that states that DTC has received an express acknowledgment from the participant in DTC tendering the Shares that are the subject of such Book-Entry Confirmation that such participant has received and agrees to be bound by the terms of, this Letter of Transmittal, and that Purchaser may enforce such agreement against such participant. The term “Agent’s Message” also includes any hard copy printout evidencing such message generated by a computer terminal maintained at the Depositary’s office.
The method of delivery of the Shares, this Letter of Transmittal and all other required documents, including delivery through DTC, is at the election and risk of the tendering stockholder. Delivery of the Shares, this Letter of Transmittal and all other required documents will be deemed made, and risk of loss thereof will pass, only when they are actually “received” (as defined in Section 251(h)(6) of the DGCL) by the Depositary (including, in the case of a book-entry transfer of Shares, by Book-Entry Confirmation with respect to such Shares). If such delivery is by mail, it is recommended that the Shares, this Letter of Transmittal and all other required documents be sent by properly insured registered mail with return receipt requested. In all cases, sufficient time should be allowed to ensure timely delivery.
Guaranteed Delivery.   If you are a stockholder who desires to tender Shares pursuant to the Offer and you cannot complete the procedure for book-entry transfer prior to the expiration of the Offer, or you cannot deliver all required documents to the Depositary prior to the expiration of the Offer, you may tender such Shares by satisfying all of the requirements set forth below:
•
Such tender is made by or through the account of a broker, dealer, commercial bank, credit union, savings association or other entity which is a member in good standing of the Securities

Transfer Agents Medallion Program or a broker, dealer, commercial bank, credit union, savings association or other entity that is also an “eligible guarantor institution,” as the term is defined in Rule 17Ad-15 under the Exchange Act (each, an “Eligible Institution” and collectively “Eligible Institutions”);
•
the Depositary receives by mail or overnight courier, prior to the Expiration Time, a properly completed and duly executed and enclosed Notice of Guaranteed Delivery in the form Purchaser has provided with the Offer to Purchase, including (where required) a signature guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery; and

•
Confirmation of book-entry transfer of the shares into the Depositary’s account at DTC, together with a properly completed and duly executed Letter of Transmittal, or an Agent’s Message (as defined in the Offer to Purchase) in the case of a book-entry transfer, and any required signature guarantees and other documents required by the Letter of Transmittal, are “received” (as defined in Section 251(h)(6) of the DGCL) by the Depositary within one Nasdaq Global Market (“Nasdaq”) trading day following the Expiration Time.

Stockholders may contact the Information Agent or their broker, dealer, commercial bank, trust company or other nominee for assistance. The contact information for the Information Agent is on the back cover page of this Letter of Transmittal. Shares tendered by a Notice of Guaranteed Delivery will not be deemed validly tendered for purposes of satisfying the Minimum Condition unless and until Shares underlying such Notice of Guaranteed Delivery are delivered to the Depositary within one Nasdaq trading day following the Expiration Time.
No alternative, conditional or contingent tenders will be accepted and no fractional Shares will be purchased. All tendering stockholders, by execution of this Letter of Transmittal, waive any right to receive any notice of the acceptance of their Shares for payment.
All questions as to validity, form and eligibility (including time of receipt) including questions as to the proper completion or execution of any Letter of Transmittal or other required documents, will be determined by Purchaser in its sole and absolute discretion (which may be delegated in whole or in part to the Depositary), which determination will be final and binding, subject to any judgment of any court of competent jurisdiction. Purchaser reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance for payment of or payment for which may be unlawful. Purchaser also reserves the absolute right to waive any defect or irregularity in the surrender of any Shares whether or not similar defects or irregularities are waived in the case of any other stockholder. A surrender will not be deemed to have been validly made until all defects and irregularities have been cured or waived.
3.   Inadequate Space.   If the space provided on the cover page to this Letter of Transmittal is inadequate, the number of Shares should be listed on a separate schedule attached hereto and separately signed on each page thereof in the same manner as this Letter of Transmittal is signed.
4.   Partial Tenders.   Unless otherwise indicated, it will be considered that all Shares held in the account in book-entry form are to be tendered.
5.   Signatures on Letter of Transmittal; Stock Powers and Endorsements.   If this Letter of Transmittal is signed by the registered owner(s) of the Shares tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration or any other change whatsoever.
If any Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.
If any tendered Shares are registered in the names of different holder(s), it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of such Shares.
If this Letter of Transmittal is signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to Purchaser of their authority so to act must be submitted.

6.   Transfer Taxes.   Except as otherwise provided in this Instruction 6, all transfer taxes with respect to the transfer and sale of Shares contemplated hereby will be paid or caused to be paid by Purchaser. If payment of the Offer Price is to be made to, or if Shares not validly tendered or accepted for payment are to be registered in the name of, any person other than the registered owner(s), or if tendered Shares are registered in the name of any person other than the person signing this Letter of Transmittal, the amount of any transfer taxes whether imposed on the registered owner(s) or such person payable on account of the transfer to such person will be deducted from the Offer Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted.
7.   Special Payment and Delivery Instructions.   If a check for the Offer Price is to be issued, to a person other than the signer(s) of this Letter of Transmittal or to an address other than that shown in the box titled “Description of Shares Tendered” above, the appropriate boxes on this Letter of Transmittal should be completed. Stockholders delivering Shares tendered hereby or by Agent’s Message by book-entry transfer may request that Shares not purchased be credited to an account maintained at DTC as such stockholder may designate in the box titled “Special Payment Instructions” herein. If no such instructions are given, all such Shares not purchased will be returned by crediting the same account at DTC as the account from which such Shares were delivered.
8.   Requests for Assistance or Additional Copies.   Questions or requests for assistance may be directed to MacKenzie Partners, Inc. (the “Information Agent”) at its address and telephone number set forth below or to your broker, dealer, commercial bank or trust company. Additional copies of the Offer to Purchase, this Letter of Transmittal, the Notice of Guaranteed Delivery and other tender offer materials may be obtained from the Information Agent as set forth below, and will be furnished at Purchaser’s expense.
9.   U.S. Federal Backup Withholding.   Under U.S. federal income tax laws, the Depositary will be required to withhold a portion of the amount of any payments made to certain stockholders (or other payees) pursuant to the Offer. To avoid backup withholding, each tendering stockholder (or other payee) that is or is treated as a United States person (for U.S. federal income tax purposes) and that does not otherwise establish an exemption from U.S. federal backup withholding must complete and return the attached IRS Form W-9, certifying that such stockholder (or other payee) is a United States person, that the taxpayer identification number (“TIN”) provided is correct, and that such stockholder (or other payee) is not subject to backup withholding. If such stockholder (or other payee) is a U.S. individual, the TIN is such stockholder’s (or other payee’s) social security number.
A tendering stockholder (or other payee) that is a foreign individual or a foreign entity should complete, sign, and submit to the Depositary IRS Form W-8BEN or IRS Form W-8BEN-E (or other applicable IRS Form W-8) attesting to such stockholder’s (or payee’s) foreign status or should otherwise establish an exemption. Special rules apply for foreign entities or arrangements treated as partnerships for U.S. federal income tax purposes. The appropriate IRS Form W-8 may be downloaded from the Internal Revenue Service’s website at the following address: http://www.irs.gov. Failure to complete the IRS Form W-9 or the appropriate IRS Form W-8 will not, by itself, cause Shares to be deemed invalidly tendered, but may require the Depositary to withhold a portion of the amount of any payments made of the Offer Price pursuant to the Offer. Tendering stockholders (or other payees) should consult their own tax advisors as to any qualification for exemption from backup withholding, and the procedure for obtaining the exemption.
If backup withholding of U.S. federal income tax on payments for Shares made in the Offer or under the Merger Agreement applies, the Depositary is required to withhold 24% of any payments of the Offer Price made to the stockholder (or other payee). Backup withholding is not an additional tax. Any amounts withheld under the backup withholding rules may be refunded or credited against a stockholder’s U.S. federal income tax liability, if any, if the stockholder timely furnishes the required information to the IRS.
Note: Failure to complete and return the IRS Form W-9 (or appropriate IRS Form W-8, as applicable) may result in backup withholding of a portion of any payments made to you pursuant to the Offer.
10.   Waiver of Conditions.   Purchaser expressly reserves the right at any time and from time to time to (i) increase the Offer Price, (ii) waive any Offer Condition to the extent permitted under applicable law (as defined in the Offer to Purchase) and (iii) make any other changes to the terms and conditions of the Offer not inconsistent with the terms of the Merger Agreement. However, without the prior written consent of the Company, Purchaser shall not (and Parent shall cause Purchaser not to) (i) decrease the Offer Price, (ii) change the form of consideration payable in the Offer, (iii) decrease the maximum number of Shares sought to be purchased in the Offer, (iv) impose conditions or requirements to the Offer in addition to the Offer Conditions (as defined in the Offer to Purchase), (v) amend or modify any of the Offer Conditions (as defined in the Offer to Purchase) or any other terms or conditions of the Merger Agreement in a manner that adversely affects, or would reasonably be expected to adversely affect, any holder of Shares or that would, individually or in the aggregate, reasonably be expected to prevent or materially delay the consummation of the Offer or prevent, materially delay or materially impair the ability of Parent or Purchaser to consummate the Offer, the Merger or the other Transactions (both as defined in the Offer to Purchase), (vi) change or waive the Minimum Condition or the Regulatory Conditions (each as defined in the Offer to Purchase), (vii) terminate the Offer or accelerate, extend or otherwise change the Expiration Time in a manner other than as required by the Merger Agreement or (viii) provide any “subsequent offering period” within the meaning of Rule 14d-11 promulgated under the Exchange Act.
Important: This Letter of Transmittal or an Agent’s Message, together with Book- Entry Confirmation and all other required documents, must be “received” (as defined in Section 251(h)(6) of the DGCL) by the Depositary prior to the Expiration Time or the tendering stockholders must comply with the procedures for guaranteed delivery. Shares tendered by Notice of Guaranteed Delivery will be excluded from the calculation of the Minimum Condition (as defined in the Offer to Purchase) unless such Shares and other documents are “received” (as defined in Section 251(h)(6) of the DGCL) by the Depositary within one Nasdaq trading day following the Offer Expiration Time.

Form **W-9**
(Rev. March 2024)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Go to *www.irs.gov/FormW9* for instructions and the latest information.

Give form to the requester. Do not send to the IRS.

Before you begin. For guidance related to the purpose of Form W-9, see *Purpose of Form*, below.

Print or type. See *Specific Instructions* on page 3.

1 Name of entity/individual. An entry is required. (For a sole proprietor or disregarded entity, enter the owner's name on line 1, and enter the business/disregarded entity's name on line 2.)

2 Business name/disregarded entity name, if different from above.

3a Check the appropriate box for federal tax classification of the entity/individual whose name is entered on line 1. Check only **one** of the following seven boxes.

☐ Individual/sole proprietor ☐ C corporation ☐ S corporation ☐ Partnership ☐ Trust/estate

☐ LLC. Enter the tax classification (C = C corporation, S = S corporation, P = Partnership) . . . . . ______

Note: Check the "LLC" box above and, in the entry space, enter the appropriate code (C, S, or P) for the tax classification of the LLC, unless it is a disregarded entity. A disregarded entity should instead check the appropriate box for the tax classification of its owner.

☐ Other (see instructions) ______

3b If on line 3a you checked "Partnership" or "Trust/estate," or checked "LLC" and entered "P" as its tax classification, and you are providing this form to a partnership, trust, or estate in which you have an ownership interest, check this box if you have any foreign partners, owners, or beneficiaries. See instructions . . . . ☐

4 Exemptions (codes apply only to certain entities, not individuals; see instructions on page 3):

Exempt payee code (if any) ______

Exemption from Foreign Account Tax Compliance Act (FATCA) reporting code (if any) ______

(Applies to accounts maintained outside the United States.)

5 Address (number, street, and apt. or suite no.). See instructions.

Requester's name and address (optional)

6 City, state, and ZIP code

7 List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on line 1 to avoid backup withholding. For individuals, this is generally your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the instructions for Part I, later. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN*, later.

Social security number

☐☐☐ – ☐☐ – ☐☐☐☐

or

Employer identification number

☐☐ – ☐☐☐☐☐☐☐

Note: If the account is in more than one name, see the instructions for line 1. See also *What Name and Number To Give the Requester* for guidelines on whose number to enter.

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me); and
2. I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
3. I am a U.S. citizen or other U.S. person (defined below); and
4. The FATCA code(s) entered on this form (if any) indicating that I am exempt from FATCA reporting is correct.

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and, generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions for Part II, later.

Sign Here **Signature of U.S. person** **Date**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Future developments. For the latest information about developments related to Form W-9 and its instructions, such as legislation enacted after they were published, go to *www.irs.gov/FormW9*.

What's New

Line 3a has been modified to clarify how a disregarded entity completes this line. An LLC that is a disregarded entity should check the appropriate box for the tax classification of its owner. Otherwise, it should check the "LLC" box and enter its appropriate tax classification.

New line 3b has been added to this form. A flow-through entity is required to complete this line to indicate that it has direct or indirect foreign partners, owners, or beneficiaries when it provides the Form W-9 to another flow-through entity in which it has an ownership interest. This change is intended to provide a flow-through entity with information regarding the status of its indirect foreign partners, owners, or beneficiaries, so that it can satisfy any applicable reporting requirements. For example, a partnership that has any indirect foreign partners may be required to complete Schedules K-2 and K-3. See the Partnership Instructions for Schedules K-2 and K-3 (Form 1065).

Purpose of Form

An individual or entity (Form W-9 requester) who is required to file an information return with the IRS is giving you this form because they

Cat. No. 10231X Form **W-9** (Rev. 3-2024)

Form W-9 (Rev. 3-2024) Page 2

must obtain your correct taxpayer identification number (TIN), which may be your social security number (SSN), individual taxpayer identification number (ITIN), adoption taxpayer identification number (ATIN), or employer identification number (EIN), to report on an information return the amount paid to you, or other amount reportable on an information return. Examples of information returns include, but are not limited to, the following.

- Form 1099-INT (interest earned or paid).
- Form 1099-DIV (dividends, including those from stocks or mutual funds).
- Form 1099-MISC (various types of income, prizes, awards, or gross proceeds).
- Form 1099-NEC (nonemployee compensation).
- Form 1099-B (stock or mutual fund sales and certain other transactions by brokers).
- Form 1099-S (proceeds from real estate transactions).
- Form 1099-K (merchant card and third-party network transactions).
- Form 1098 (home mortgage interest), 1098-E (student loan interest), and 1098-T (tuition).
- Form 1099-C (canceled debt).
- Form 1099-A (acquisition or abandonment of secured property).

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN.

Caution: If you don't return Form W-9 to the requester with a TIN, you might be subject to backup withholding. See *What is backup withholding*, later.

By signing the filled-out form, you:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued);
2. Certify that you are not subject to backup withholding; or
3. Claim exemption from backup withholding if you are a U.S. exempt payee; and
4. Certify to your non-foreign status for purposes of withholding under chapter 3 or 4 of the Code (if applicable); and
5. Certify that FATCA code(s) entered on this form (if any) indicating that you are exempt from the FATCA reporting is correct. See *What Is FATCA Reporting*, later, for further information.

Note: If you are a U.S. person and a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien;
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States;
- An estate (other than a foreign estate); or
- A domestic trust (as defined in Regulations section 301.7701-7).

Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding. Payments made to foreign persons, including certain distributions, allocations of income, or transfers of sales proceeds, may be subject to withholding under chapter 3 or chapter 4 of the Code (sections 1441–1474). Under those rules, if a Form W-9 or other certification of non-foreign status has not been received, a withholding agent, transferee, or partnership (payor) generally applies presumption rules that may require the payor to withhold applicable tax from the recipient, owner, transferor, or partner (payee). See Pub. 515, Withholding of Tax on Nonresident Aliens and Foreign Entities.

The following persons must provide Form W-9 to the payor for purposes of establishing its non-foreign status.

- In the case of a disregarded entity with a U.S. owner, the U.S. owner of the disregarded entity and not the disregarded entity.
- In the case of a grantor trust with a U.S. grantor or other U.S. owner, generally, the U.S. grantor or other U.S. owner of the grantor trust and not the grantor trust.
- In the case of a U.S. trust (other than a grantor trust), the U.S. trust and not the beneficiaries of the trust.

See Pub. 515 for more information on providing a Form W-9 or a certification of non-foreign status to avoid withholding.

Foreign person. If you are a foreign person or the U.S. branch of a foreign bank that has elected to be treated as a U.S. person (under Regulations section 1.1441-1(b)(2)(iv) or other applicable section for chapter 3 or 4 purposes), do not use Form W-9. Instead, use the appropriate Form W-8 or Form 8233 (see Pub. 515). If you are a qualified foreign pension fund under Regulations section 1.897(l)-1(d), or a partnership that is wholly owned by qualified foreign pension funds, that is treated as a non-foreign person for purposes of section 1445 withholding, do not use Form W-9. Instead, use Form W-8EXP (or other certification of non-foreign status).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a saving clause. Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items.

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.
2. The treaty article addressing the income.
3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.
4. The type and amount of income that qualifies for the exemption from tax.
5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if their stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first Protocol) and is relying on this exception to claim an exemption from tax on their scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity, give the requester the appropriate completed Form W-8 or Form 8233.

Backup Withholding

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 24% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include, but are not limited to, interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, payments made in settlement of payment card and third-party network transactions, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester;
2. You do not certify your TIN when required (see the instructions for Part II for details);
3. The IRS tells the requester that you furnished an incorrect TIN;
4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only); or
5. You do not certify to the requester that you are not subject to backup withholding, as described in item 4 under "*By signing the filled-out form*" above (for reportable interest and dividend accounts opened after 1983 only).

Form W-9 (Rev. 3-2024) Page 3

Certain payees and payments are exempt from backup withholding. See *Exempt payee code*, later, and the separate Instructions for the Requester of Form W-9 for more information.

See also *Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding*, earlier.

What Is FATCA Reporting?

The Foreign Account Tax Compliance Act (FATCA) requires a participating foreign financial institution to report all U.S. account holders that are specified U.S. persons. Certain payees are exempt from FATCA reporting. See *Exemption from FATCA reporting code*, later, and the Instructions for the Requester of Form W-9 for more information.

Updating Your Information

You must provide updated information to any person to whom you claimed to be an exempt payee if you are no longer an exempt payee and anticipate receiving reportable payments in the future from this person. For example, you may need to provide updated information if you are a C corporation that elects to be an S corporation, or if you are no longer tax exempt. In addition, you must furnish a new Form W-9 if the name or TIN changes for the account, for example, if the grantor of a grantor trust dies.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Line 1

You must enter one of the following on this line; **do not** leave this line blank. The name should match the name on your tax return.

If this Form W-9 is for a joint account (other than an account maintained by a foreign financial institution (FFI)), list first, and then circle, the name of the person or entity whose number you entered in Part I of Form W-9. If you are providing Form W-9 to an FFI to document a joint account, each holder of the account that is a U.S. person must provide a Form W-9.

• **Individual.** Generally, enter the name shown on your tax return. If you have changed your last name without informing the Social Security Administration (SSA) of the name change, enter your first name, the last name as shown on your social security card, and your new last name.

Note for ITIN applicant: Enter your individual name as it was entered on your Form W-7 application, line 1a. This should also be the same as the name you entered on the Form 1040 you filed with your application.

• **Sole proprietor.** Enter your individual name as shown on your Form 1040 on line 1. Enter your business, trade, or "doing business as" (DBA) name on line 2.

• **Partnership, C corporation, S corporation, or LLC, other than a disregarded entity.** Enter the entity's name as shown on the entity's tax return on line 1 and any business, trade, or DBA name on line 2.

• **Other entities.** Enter your name as shown on required U.S. federal tax documents on line 1. This name should match the name shown on the charter or other legal document creating the entity. Enter any business, trade, or DBA name on line 2.

• **Disregarded entity.** In general, a business entity that has a single owner, including an LLC, and is not a corporation, is disregarded as an entity separate from its owner (a disregarded entity). See Regulations section 301.7701-2(c)(2). A disregarded entity should check the appropriate box for the tax classification of its owner. Enter the owner's name on line 1. The name of the owner entered on line 1 should never be a disregarded entity. The name on line 1 should be the name shown on the income tax return on which the income should be reported. For example, if a foreign LLC that is treated as a disregarded entity for U.S. federal tax purposes has a single owner that is a U.S. person, the U.S. owner's name is required to be provided on line 1. If the direct owner of the entity is also a disregarded entity, enter the first owner that is not disregarded for federal tax purposes. Enter the disregarded entity's name on line 2. If the owner of the disregarded entity is a foreign person, the owner must complete an appropriate Form W-8 instead of a Form W-9. This is the case even if the foreign person has a U.S. TIN.

Line 2

If you have a business name, trade name, DBA name, or disregarded entity name, enter it on line 2.

Line 3a

Check the appropriate box on line 3a for the U.S. federal tax classification of the person whose name is entered on line 1. Check only one box on line 3a.

IF the entity/individual on line 1 is a(n) . . .	THEN check the box for . . .
• Corporation	Corporation.
• Individual or • Sole proprietorship	Individual/sole proprietor.
• LLC classified as a partnership for U.S. federal tax purposes or • LLC that has filed Form 8832 or 2553 electing to be taxed as a corporation	Limited liability company and enter the appropriate tax classification: P = Partnership, C = C corporation, or S = S corporation.
• Partnership	Partnership.
• Trust/estate	Trust/estate.

Line 3b

Check this box if you are a partnership (including an LLC classified as a partnership for U.S. federal tax purposes), trust, or estate that has any foreign partners, owners, or beneficiaries, and you are providing this form to a partnership, trust, or estate, in which you have an ownership interest. You must check the box on line 3b if you receive a Form W-8 (or documentary evidence) from any partner, owner, or beneficiary establishing foreign status or if you receive a Form W-9 from any partner, owner, or beneficiary that has checked the box on line 3b.

Note: A partnership that provides a Form W-9 and checks box 3b may be required to complete Schedules K-2 and K-3 (Form 1065). For more information, see the Partnership Instructions for Schedules K-2 and K-3 (Form 1065).

If you are required to complete line 3b but fail to do so, you may not receive the information necessary to file a correct information return with the IRS or furnish a correct payee statement to your partners or beneficiaries. See, for example, sections 6698, 6722, and 6724 for penalties that may apply.

Line 4 Exemptions

If you are exempt from backup withholding and/or FATCA reporting, enter in the appropriate space on line 4 any code(s) that may apply to you.

Exempt payee code.

• Generally, individuals (including sole proprietors) are not exempt from backup withholding.

• Except as provided below, corporations are exempt from backup withholding for certain payments, including interest and dividends.

• Corporations are not exempt from backup withholding for payments made in settlement of payment card or third-party network transactions.

• Corporations are not exempt from backup withholding with respect to attorneys' fees or gross proceeds paid to attorneys, and corporations that provide medical or health care services are not exempt with respect to payments reportable on Form 1099-MISC.

The following codes identify payees that are exempt from backup withholding. Enter the appropriate code in the space on line 4.

1—An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

Form W-9 (Rev. 3-2024) Page 4

2—The United States or any of its agencies or instrumentalities.

3—A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities.

4—A foreign government or any of its political subdivisions, agencies, or instrumentalities.

5—A corporation.

6—A dealer in securities or commodities required to register in the United States, the District of Columbia, or a U.S. commonwealth or territory.

7—A futures commission merchant registered with the Commodity Futures Trading Commission.

8—A real estate investment trust.

9—An entity registered at all times during the tax year under the Investment Company Act of 1940.

10—A common trust fund operated by a bank under section 584(a).

11—A financial institution as defined under section 581.

12—A middleman known in the investment community as a nominee or custodian.

13—A trust exempt from tax under section 664 or described in section 4947.

The following chart shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 13.

IF the payment is for . . .	THEN the payment is exempt for . . .
• Interest and dividend payments	All exempt payees except for 7.
• Broker transactions	Exempt payees 1 through 4 and 6 through 11 and all C corporations. S corporations must not enter an exempt payee code because they are exempt only for sales of noncovered securities acquired prior to 2012.
• Barter exchange transactions and patronage dividends	Exempt payees 1 through 4.
• Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 5.[2]
• Payments made in settlement of payment card or third-party network transactions	Exempt payees 1 through 4.

[1] See Form 1099-MISC, Miscellaneous Information, and its instructions.

[2] However, the following payments made to a corporation and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, gross proceeds paid to an attorney reportable under section 6045(f), and payments for services paid by a federal executive agency.

Exemption from FATCA reporting code. The following codes identify payees that are exempt from reporting under FATCA. These codes apply to persons submitting this form for accounts maintained outside of the United States by certain foreign financial institutions. Therefore, if you are only submitting this form for an account you hold in the United States, you may leave this field blank. Consult with the person requesting this form if you are uncertain if the financial institution is subject to these requirements. A requester may indicate that a code is not required by providing you with a Form W-9 with "Not Applicable" (or any similar indication) entered on the line for a FATCA exemption code.

A—An organization exempt from tax under section 501(a) or any individual retirement plan as defined in section 7701(a)(37).

B—The United States or any of its agencies or instrumentalities.

C—A state, the District of Columbia, a U.S. commonwealth or territory, or any of their political subdivisions or instrumentalities.

D—A corporation the stock of which is regularly traded on one or more established securities markets, as described in Regulations section 1.1472-1(c)(1)(i).

E—A corporation that is a member of the same expanded affiliated group as a corporation described in Regulations section 1.1472-1(c)(1)(i).

F—A dealer in securities, commodities, or derivative financial instruments (including notional principal contracts, futures, forwards, and options) that is registered as such under the laws of the United States or any state.

G—A real estate investment trust.

H—A regulated investment company as defined in section 851 or an entity registered at all times during the tax year under the Investment Company Act of 1940.

I—A common trust fund as defined in section 584(a).

J—A bank as defined in section 581.

K—A broker.

L—A trust exempt from tax under section 664 or described in section 4947(a)(1).

M—A tax-exempt trust under a section 403(b) plan or section 457(g) plan.

Note: You may wish to consult with the financial institution requesting this form to determine whether the FATCA code and/or exempt payee code should be completed.

Line 5

Enter your address (number, street, and apartment or suite number). This is where the requester of this Form W-9 will mail your information returns. If this address differs from the one the requester already has on file, enter "NEW" at the top. If a new address is provided, there is still a chance the old address will be used until the payor changes your address in their records.

Line 6

Enter your city, state, and ZIP code.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have, and are not eligible to get, an SSN, your TIN is your IRS ITIN. Enter it in the entry space for the Social security number. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN.

If you are a single-member LLC that is disregarded as an entity separate from its owner, enter the owner's SSN (or EIN, if the owner has one). If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note: See *What Name and Number To Give the Requester*, later, for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local SSA office or get this form online at *www.SSA.gov*. You may also get this form by calling 800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/EIN*. Go to *www.irs.gov/Forms* to view, download, or print Form W-7 and/or Form SS-4. Or, you can go to *www.irs.gov/OrderForms* to place an order and have Form W-7 and/or Form SS-4 mailed to you within 15 business days.

If you are asked to complete Form W-9 but do not have a TIN, apply for a TIN and enter "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, you will generally have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note: Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon. See also *Establishing U.S. status for purposes of chapter 3 and chapter 4 withholding*, earlier, for when you may instead be subject to withholding under chapter 3 or 4 of the Code.

Caution: A disregarded U.S. entity that has a foreign owner must use the appropriate Form W-8.

The Depositary for the Offer is:
If delivering Shares by mail: Equiniti Trust Company, LLC Operations Center Attn: Reorganization Department P.O. Box 525 Ridgefield Park, New Jersey 07660
If delivering Shares by hand, express mail, courier or any other expedited mail service:
Equiniti Trust Company, LLC
55 Challenger Road
Suite # 200
Ridgefield Park, New Jersey 07660
Attn: Reorganization Department

Phone: Toll-free (877) 248-6417
(718) 921-8317
Fax: (718) 765-8758
Questions or requests for assistance may be directed to the Information Agent at the address and telephone numbers listed below. Additional copies of the Offer to Purchase, this Letter of Transmittal, the related Notice of Guaranteed Delivery and other materials may also be obtained from the Information Agent. Stockholders may also contact brokers, dealers, commercial banks or trust companies for assistance concerning the Offer.
The Information Agent for the Offer is:
MacKenzie Partners, Inc.
7 Penn Plaza
New York, New York 10001
Stockholders may call toll free:
(800) 322-2885
Banks and Brokers may call:
(212) 929-5500